UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2024 (April 18, 2024)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Humana Inc. was held in Louisville, Kentucky, on April 18, 2024, for the purpose of voting on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal #1: The final results of the election of directors were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Raquel C. Bono, M.D.	96,604,187	1,009,232	194,530	5,572,071
Bruce D. Broussard	96,106,155	1,489,599	212,195	5,572,071
Frank A. D’Amelio	88,516,109	9,069,182	222,658	5,572,071
David T. Feinberg, M.D.	91,559,653	6,037,683	210,613	5,572,071
Wayne A. I. Frederick, M.D.	93,243,594	4,343,790	220,565	5,572,071
John W. Garratt	96,409,473	1,175,097	223,379	5,572,071
Kurt J. Hilzinger	93,487,412	4,105,284	215,253	5,572,071
Karen W. Katz	84,191,240	13,356,818	259,891	5,572,071
Marcy S. Klevorn	96,607,070	999,177	201,702	5,572,071
Jorge S. Mesquita	96,408,843	1,170,853	228,253	5,572,071
Brad D. Smith	96,330,579	1,256,383	220,987	5,572,071

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal #2	For	Against	Abstained	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	95,761,126	7,454,977	163,917	N/A

Proposal #3	For	Against	Abstained	Broker Non-Votes
Board proposal regarding advisory approval of the Company’s executive compensation	89,131,142	8,422,934	253,873	5,572,071

Proposal #4	For	Against	Abstained	Broker Non-Votes
Amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by Delaware law	83,361,627	14,226,255	220,067	5,572,071

Proposal #5	For	Against	Abstained	Broker Non-Votes
Amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority voting requirement in connection with certain transactions	96,562,716	1,076,542	168,691	5,572,071

Proposal #6	For	Against	Abstained	Broker Non-Votes
Stockholder proposal on simple majority vote	49,977,350	47,454,113	376,486	5,572,071

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Joseph M. Ruschell
Joseph M. Ruschell
Vice President, Associate General Counsel & Corporate Secretary
Dated: April 19, 2024